UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): May 24, 2005

Commission File Number	Exact name of registrants as specified in their charters, state of incorporation, address of principal executive offices, and telephone number	I.R.S. Employer Identification Number
1-15929 1-3382 1-8349 1-3274	Progress Energy, Inc.
        410 S. Wilmington Street
   Raleigh, North Carolina 27601-1748
        Telephone: (919) 546-6111
 State of Incorporation: North Carolina

     Carolina Power & Light Company
  d/b/a Progress Energy Carolinas, Inc.
        410 S. Wilmington Street
   Raleigh, North Carolina 27601-1748
        Telephone: (919) 546-6111
 State of Incorporation: North Carolina

      Florida Progress Corporation
           100 Central Avenue
   St. Petersburg, Florida 33701-3324
        Telephone: (727) 820-5151
     State of Incorporation: Florida

        Florida Power Corporation
   d/b/a Progress Energy Florida, Inc.
           100 Central Avenue
   St. Petersburg, Florida 33701-3324
        Telephone: (727) 820-5151
	State of Incorporation: Florida	56-2155481 56-0165465 59-2147112 59-0247770

None

(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This combined Form 8-K is filed separately by four registrants: Progress Energy, Inc., Carolina Power & Light Company d/b/a Progress Energy Carolinas, Inc., Florida Progress Corporation and Florida Power Corporation d/b/a Progress Energy Florida, Inc. Information contained herein relating to any individual registrant is filed by such registrant solely on its own behalf, and is not, and shall not, be deemed to be filed or disclosed by any other registrant.

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On May 24, 2005, Progress Energy, Inc. (the "Company") announced that Jeffrey M. Stone has been appointed to the position of Controller (Chief Accounting Officer) of the Company and its subsidiaries, Carolina Power & Light Company d/b/a Progress Energy Carolinas, Inc. (“PEC”) and Florida Progress Corporation (“FPC”), effective June 1, 2005. Mr. Stone will also serve as Controller of Florida Power Corporation d/b/a Progress Energy Florida, Inc. (“PEF”) and Progress Energy Service Company, LLC, (“PESC”). These positions have been held by Robert H. Bazemore, Jr. since 2000. Mr. Bazemore has been reassigned to the position of Vice President, Capital Planning and Control as part of the Company’s continuing efforts to provide professional growth in corporate governance, business planning and financial controls. Mr. Stone is 44 years old. His business experience during the past five years includes:

o o o o	Vice President-Capital Planning and Control, PESC, from December 2004 through May 2005;

Executive Director-Financial Planning and Regulatory Services, PESC, from November 2001 through December
2004;

Executive Director-Energy Supply Finance, PEC, from December 2000 through November 2001; and

Manager-Nuclear Business Operations, PEC, from December 1999 through November 2000.

There is no arrangement or understanding between Mr. Stone and any other person(s) pursuant to which he was selected to serve in the above-referenced positions.

Mr. Stone has no family relationship with any director or executive officer of the Company or its subsidiaries.

During 2004, Mr. Stone did not have an interest in any transactions to which the Company or any of its subsidiaries was a party, and there are no currently proposed transactions involving the Company or any of its subsidiaries in which Mr. Stone has or will have an interest.

Mr. Stone entered into an employment agreement with a subsidiary of the Company, effective on June 5, 2002.

Mr. Stone’s employment agreement provides for base salary, bonuses, perquisites and participation in the various executive compensation plans offered to executives of the Company. Mr. Stone’s employment agreement includes an “Evergrow provision” which provides that on January 1 of each year (the “Extension Date”), the agreement will be extended such that the prospective term will always be two years forward. The employment agreement also provides that the Company may elect not to extend it and must notify Mr. Stone of such an election at least 60 days prior to the Extension Date.

The agreement establishes Mr. Stone’s annual salary and provides that his salary is subject to periodic review and adjustment. Mr. Stone’s target compensation under the Company’s Management Incentive Compensation Plan is 35% of his base salary earnings. Commensurate with his additional responsibilities, Mr. Stone’s target for long-term compensation in the form of performance share awards granted pursuant to the Company’s 2002 Equity Incentive Plan will increase to 80% of his base salary earnings. Mr. Stone’s employment agreement also provides that he is eligible for participation in the Company’s Restoration Retirement Plan (the “Restoration Plan”), an unfunded retirement plan for a select group of management or highly compensated employees of participating subsidiaries. The Restoration Plan “restores” the full benefit that would be provided under the Company’s Pension Plan but for certain Internal Revenue Code limits imposed on the benefit levels of highly compensated employees. Generally, the benefit for participants is a monthly benefit payment equal to the difference between (i) a participant’s accrued benefit under the Pension Plan without regard to Internal Revenue Service compensation and benefit limits and (ii) a participant’s benefits under the Pension Plan.

The agreement with Mr. Stone provides that upon termination of employment without cause, he will be provided with his then-base salary for 18 months after the termination of his employment and will be eligible to retain all benefits in which he has vested under existing benefit plans. Additionally, the Company will reimburse him for certain health benefits for up to 18 months after the termination of his employment. The agreement provides that in the event the Company experiences a change-in-control, if Mr. Stone is designated as covered by the Company’s Management Change-in-Control Plan (“MCICP”) and is involuntarily or constructively terminated under the terms of the MCICP, then he will be entitled to the greater of the benefits available in the event of an involuntary termination without cause described above or the benefits to which he is entitled under the MCICP. If the Company terminates Mr. Stone’s employment for cause, he will be eligible to retain all benefits in which he has vested under existing benefit plans, but he shall not be entitled to any form of salary continuance or any form of severance benefits. He will also be entitled to any earned but unpaid salary. The agreement with Mr. Stone provides that if he terminates his employment voluntarily at any time, he shall retain all vested benefits but shall not be entitled to any form of salary continuance or any form of severance benefit.

This combined report contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The matters discussed throughout this document that are not historical facts are forward-looking and, accordingly, involve estimates, projections, goals, forecasts, assumptions, risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements.

Any forward-looking statement speaks only as of the date on which such statement is made, and neither the Company, PEC, FPC nor PEF undertakes any obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PROGRESS ENERGY, INC.,
CAROLINA POWER & LIGHT COMPANY
d/b/a PROGRESS ENERGY CAROLINAS, INC.,
FLORIDA PROGRESS CORPORATION and
FLORIDA POWER CORPORATION
d/b/a PROGRESS ENERGY FLORIDA, INC.
Registrants

By: /s/ Geoffrey S.Chatas
    Geoffrey S. Chatas
    Executive Vice President and
Chief Financial Officer

Date: May 24, 2005